UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 25, 2004



                                NSD Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-22124                   25-1616814
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(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)




                    5004 McKnight Road, Pittsburgh, PA          15237
                    ----------------------------------          -----
               (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code: (412) 231-6900


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                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number    Description
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99.1              Press Release dated May 26, 2004, issued by NSD Bancorp, Inc.

ITEM 9. Regulation FD Disclosure

On May 25, 2004, the Board of Directors of NSD Bancorp, Inc. declared quarterly cash dividend of $0.22 per common share payable on June 30, 2004 to shareholders of record on June 16, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under this Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date:  May 26, 2004                BY:    /s/ William C. Marsh
                                          ------------------------------

                                   Name:      William C. Marsh
                                   Title:     Principal Financial Officer

                                              Senior Vice President
                                              Chief Financial Officer



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                                  EXHIBIT INDEX




EXHIBIT NO.
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       99.1    Press Release dated May 26, 2004.